UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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Yelp Responds to Press Release by SQN Investors

January 16, 2019 11:02 AM Eastern Standard Time

SAN FRANCISCO--(BUSINESS WIRE)--Yelp Inc. (“Yelp”) (NYSE:YELP), the company that connects people with great local businesses, today issued the following statement in response to today’s press release from SQN Investors LP (“SQN”):

“Yelp’s Board and management team are focused on taking actions to deliver on our disciplined strategy to achieve sustained, long-term growth and create shareholder value. We value our shareholders’ input and will continue to incorporate investor feedback as we work to capitalize on the opportunities before us and further ensure that our Board’s composition best serves the strategic and operational goals of the business.”

“Yelp is open to hearing any ideas and investor input, including from SQN. We remain willing and open to meeting with SQN to hear their perspectives on the topics they have previously raised, all of which are items on which the Board has already been engaged. We will also review SQN’s latest presentation. We look forward to engaging further with Mr. Mehta so we can take his perspectives into consideration along with the perspectives of our other investors.”

“As previously disclosed, the Board and Nominating and Corporate Governance Committee are in the process, with the support of a nationally-recognized director search firm, of evaluating its composition and identifying additional Board candidates to help drive our strategy.”

About Yelp

Yelp Inc. (www.yelp.com) connects people with great local businesses. With unmatched local business information, photos and review content, Yelp provides a platform for consumers to discover, interact and transact with local businesses of all sizes. Yelp was founded in San Francisco in July 2004. Since then, Yelp has taken root in major metros in more than 30 countries.

Forward-Looking Statements

This press release contains forward-looking statements relating to, among other things, Yelp’s future performance and plans that are based on its current expectations, forecasts and assumptions and that involve risks and uncertainties. These statements include, but are not limited to, statements regarding:

•	board, business and governance matters, including, without limitation, the outcome and nature of our strategic and business actions and the review of our Board composition and practices;

•	our strategies, priorities and initiatives;

•	our ability to successfully execute our strategic initiatives and capitalize on opportunities to position the Company for long-term, sustainable growth and success;

•	our ability to accelerate our business model, optimize our investments in targeted growth initiatives, improve our cost and expense structure and capitalize on margin enhancement;

•	our ability to deliver value for all Yelp investors and stakeholders; and

•	the implementation of any share repurchase programs and purchase of shares thereunder.

Yelp’s actual results could differ materially from those predicted or implied and reported results should not be considered as an indication of future performance. Factors that could cause or contribute to such differences include, but are not limited to, Yelp’s:

•	limited operating history in an evolving industry;

•	ability to generate sufficient revenue to maintain profitability, particularly in light of its significant ongoing sales and marketing expenses, ongoing investments and the sale of Eat24;

•	ability to generate and maintain sufficient high-quality content from its users;

•	ability to maintain a strong brand and manage negative publicity that may arise;

•	ability to maintain and expand its base of advertisers, particularly as an increasing portion of advertisers have the ability to cancel their advertising plans at any time;

•	ability to successfully manage the acquisition and integration of new businesses, solutions or technologies, as well as to monetize the acquired products, solutions or technologies;

•	reliance on traffic to its website from search engines such as Google and Bing and the quality and reliability of such traffic;

•	ability to timely upgrade its systems, infrastructure and customer service capabilities; and

•	ability to purchase shares under the share repurchase program, or the modification, suspension or termination of that program.

Factors that could cause or contribute to such differences also include those factors that could affect Yelp’s business, operating results and stock price included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Yelp’s most recent Quarterly Report on Form 10-Q at www.yelp-ir.com or the SEC’s website at www.sec.gov.

Undue reliance should not be placed on the forward-looking statements in this release, which are based on information available to Yelp on the date hereof. Such forward-looking statements do not include the potential impact of any acquisitions or divestitures that may be announced and/or completed after the date hereof. Yelp assumes no obligation to update such statements.

Additional Information and Where to Find It

Yelp intends to file a preliminary and definitive proxy statement and accompanying white proxy card with the SEC in connection with the solicitation of proxies for the 2019 Annual Meeting of Shareholders of Yelp (the “Annual Meeting”). Yelp, its directors, its executive officers will be deemed participants in the solicitation of proxies from shareholders in respect of the Annual Meeting. Information regarding the names of Yelp’s directors and executive officers and their respective interests in Yelp by security holdings or otherwise is set forth in the Annual Report on Form 10-K of Yelp for the fiscal year ended December 31, 2017, which was filed with the SEC on February 28, 2018, and Yelp’s definitive proxy statement for the 2018 Annual Meeting of Shareholders, filed with the SEC on April 20, 2018. To the extent holdings of such participants in the Yelp’s securities have changed since the amounts described in the proxy statement for the 2018 Annual Meeting of Shareholders, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details containing the nominees of Yelp’s Board of Directors for election at the Annual Meeting will be included in the definitive proxy statement, when available. BEFORE MAKING ANY VOTING DECISION, SHAREHOLDERS OF YELP ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC INCLUDING THE DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING WHITE PROXY CARD BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and shareholders can obtain a copy of the documents filed by Yelp with the SEC, including the definitive proxy statement, free of charge by visiting the SEC’s website, www.sec.gov. Yelp’s shareholders can also obtain, without charge, a copy of the definitive proxy statement, when available, and other relevant filed documents from Yelp’s website at www.yelp.com.

Contacts
Investor Relations
Ron Clark
(415) 568-3234
ir@yelp.com

Public Relations
Vince Sollitto
(415) 230-6506
press@yelp.com

Sard Verbinnen & Co
John Christiansen/Hannah Dunning/Danya Al-Qattan
(415) 618-8750 / (212) 687-8080
Yelp-SVC@sardverb.com